Exhibit 32.1

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Earth Energy Reserves, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-Q for the period ended December 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2012

By: /s/ Steven A. Kranker

Steven A. Kranker

Principal Executive Officer

Exhibit 32.2

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Earth Energy Reserves, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-Q for the period ended December 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2012

By: /s/Doyle Pennington

Doyle Pennington

Interim Principal Financial Officer